October 31, 2018

Supplement to the
Prospectus, Statement of Additional Information and Summary Prospectus
each dated April 30, 2018

1919 FINANCIAL SERVICES FUND
A (SBFAX), C (SFSLX), I (LMRIX)

1919 SOCIALLY RESPONSIVE BALANCED FUND
A (SSIAX), B (SESIX), C (SESLX), I (LMRNX)

1919 MARYLAND TAX-FREE INCOME FUND
A (LMMDX), C (LMMCX), I (LMMIX)

(each a “Fund” and collectively, the “1919 Funds”)

This supplement is being provided to inform you that effective November 30, 2018, Appendix A to each Fund’s Prospectus - Financial Intermediary Sales Charge Variations is supplemented to add the language as shown below. All references in each Fund’s Prospectus, Statement of Additional Information, and Summary Prospectus to such Appendix A shall refer to the Appendix A as hereby amended.

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
 Shares purchased in an investment advisory program.
 Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
 Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
 Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
 A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James
 Death or disability of the shareholder.
 Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
 Return of excess contributions from an IRA Account.
 Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
 Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
 Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
 Breakpoints as described in this prospectus.
 Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

In addition, effective February 1, 2019, the following Prospectus sections are amended:

Waivers of front-end charges for certain Class A investors section on Page 45 of the Prospectus is amended to add the following language:

• Investors who are converted from Class I shares by their program provider

Shareholder Information, Converting Shares section on Page 54 of the Prospectus is amended to add the following language:

Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Please retain this supplement for future reference.